Ordinary Shares	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Ordinary Shares
15.
ORDINARY SHARES

As of December 31, 2022, Autohome Inc. had 492,742,468 issued and outstanding ordinary shares after considering the effects of the Share Subdivision as detailed in Note 2(a).

On November 18, 2021, the Company announced a share repurchase program under which the Company may repurchase up to US$200 million of its ADSs over the next twelve months through open market transactions at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on the market conditions and in accordance with applicable rules and regulations.

The Company repurchased 3,520,260 ADSs (equal to 14,081,040 ordinary shares) from the open market with an aggregate purchase price of RMB719.13 million (US$104.26 million) during the year ended December 31, 2022. The repurchased shares have not been cancelled by the end of 2022 and are reflected as treasury stock.